EXHIBIT 32.1


     Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001. In connection with the Quarterly Report of Glen Manor Resources Inc. (the "Company") on Form 10-QSB for the period ended Apirl 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerrold Burden, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 12, 2005

                                                     /s/ Jerrold Burden
                                                     ---------------------------
                                                     Jerrold Burden, President